SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2008

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        000-23521                   56-2050592
-----------------------           ------------------            ---------------
(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


901 Chesterfield Highway, Cheraw, South Carolina                       29520
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     On March 14, 2008, stockholders of Great Pee Dee Bancorp, Inc. ("Great Pee Dee") approved the proposed merger between Great Pee Dee and First Bancorp. In addition, on March 14, 2008, the Board of Directors of Great Pee Dee declared a cash dividend of $0.16 per shares.

     The press release announcing these actions is filed as Exhibit 99 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)   Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number       Description
-------      -------------------------------------------------------------------
99           Press Release dated March 14, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            GREAT PEE DEE BANCORP, INC.



DATE: March 20, 2008                    By: /s/ John M. Digby
                                            -----------------------------------
                                            John M. Digby
                                            Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit
Number       Description
------       -------------------------------------------------------------------
99           Press Release dated March 14, 2008